SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

HOMELAND SECURITY CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HOMELAND SECURITY CAPITAL CORPORATION
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203

Dear Stockholder:

You are cordially invited to attend the Annual Meeting (the “Meeting”) of stockholders of Homeland Security Capital Corporation, a Delaware corporation (the “Company”). The Meeting will be held on Tuesday, July 10, 2007, at 10:00 a.m., local time, at 1005 Glebe Road, Suite 500, Arlington, VA 22201.

Your vote is important. We encourage you to vote your proxy either on the Internet, by telephone, or by mailing in your enclosed proxy card so that your shares will be presented and voted at the meeting even if you cannot attend. Accordingly, please return your proxy as soon as possible.

We hope to see you at the meeting.

Sincerely,

C. Thomas McMillen
President and Chief Executive Officer

Arlington, Virginia
June 5, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

HOMELAND SECURITY CAPITAL CORPORATION
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 10, 2007, AT 10:00 A.M.

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of stockholders of Homeland Security Capital Corporation, a Delaware corporation (the “Company”), will be held on July 10, 2007, at 10:00 a.m., local time, at 1005 Glebe Road, Suite 500, Arlington, VA 22201 for the following purposes, as more fully described in the attached Proxy Statement:

1. To elect four (4) directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified, which will be elected by the holders of outstanding shares of common stock of the Company;

2. To approve an amendment to the Company’s Certificate of Incorporation to authorize a 1 share for 100 shares reverse split of the Company’s common stock; and

3. To consider and act on any other matters that may properly come before the Meeting or any postponement or adjournment thereof.

The Company’s Board of Directors has fixed the close of business on May 18, 2007 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof. Included with this proxy statement is a copy of our Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2006 and our Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2007.

The Company’s Board of Directors is making this proxy solicitation. All shares of the Company’s common stock, $.001 per share (“common stock”), that are presented by properly executed and unrevoked proxies received by the Company’s selected vendor to tabulate the votes, Broadridge Financial Solutions, Inc., prior to the Annual Meeting, will be voted. The deadline for receiving proxy voting instructions by the toll-free telephone number shown on your Voting Instruction Form or by Internet (www.proxyvote.com) is 11:59 p.m. (EST) on July 9, 2007.

A complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder during ordinary business hours for a period of 10 days prior the Meeting at the Company’s offices located at 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203.

IMPORTANT

All stockholders entitled to vote are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy (the “Proxy”) as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors,

C. Thomas McMillen
President and Chief Executive Officer

June 5, 2007

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE, OR VOTE YOUR PROXY VIA TELEPHONE OR INTERNET AS SOON AS POSSIBLE.

PROXY STATEMENT

ABOUT THE MEETING	1
What Is The Purpose Of The Meeting?	1
Who Is Entitled To Vote?	1
Who Can Attend The Meeting?	1
What Constitutes A Quorum?	1
How Do I Vote By Proxy?	2
What if I do not specify how my shares are to be voted?	2
Can I change my vote after I return my proxy card?	2
What if other matters come up at the Meeting?	2
Can I vote in person at the Meeting rather than by completing the Proxy Card?	2
What do I do if my shares are held in “street name”?	2
How are votes counted?	2
Who pays for this proxy solicitation?	2
What vote is required to approve each item?	3
What are the Board’s recommendations?	3
STOCKHOLDER PROPOSALS	4
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	4
General	4
Directors Seeking Re-Election	4
Director-Nominees	5
BOARD OF DIRECTORS	6
Communications with the Board	6
Committees of the Board Of Directors	6
Code of Ethics	6
Director Independence	6
Director Compensation	7
Legal Proceedings	7
Required Vote	7
Recommendation of the Board	7
EXECUTIVE OFFICERS AND DIRECTORS	8
Officers of the Company	8
No Family Relationships	8
Section 16(a) Beneficial Ownership Reporting Compliance	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY	9
Principal Stockholders	9
Management	10
EXECUTIVE COMPENSATION AND RELATED MATTERS	11
Summary Compensation Table	11
Long-Term Incentive Plans Awards In Last Fiscal Year	11
Stock Option Plans	11
Employment Contracts	12
Outstanding Equity Awards at Fiscal Year-End	12
Certain Relationships and Related Transactions	12
Equity Compensation Plan Information	14
PROPOSAL NO. 2 — AUTHORIZATION OF REVERSE STOCK SPLIT	15
General	15
Certain Disadvantages Associated With the Reverse Stock Split	15

Principal Effects of the Reverse Stock Split	16
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates	17
No Dissenters’ Rights	17
Federal Income Tax Consequences of the Reverse Stock Split	17
Required Vote	18
Recommendation of the Board	18
MANNER IN WHICH THE PROXIES WILL BE SOLICITED AND VOTED	18
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	18
OTHER MATTERS	18
Independent Registered Accounting Firm; Presence at Meeting	19
Audit Fees	19
Audit Related Fees	19
Tax Fees	19
Financial Information Systems Design and Implementation Fees	19
All Other Fees	19
Proxy Solicitation Costs	19
Incorporation by Reference of Certain Financial Information; Form 10-KSB/A For Fiscal Year Ended December 31, 2006; Form 10-QSB For Fiscal Quarter Ended March 31, 2007	19
WHERE YOU CAN FIND MORE INFORMATION	20
EXHIBIT A — FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

HOMELAND SECURITY CAPITAL CORPORATION
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203

PROXY STATEMENT

This Proxy Statement contains information related to the Annual Meeting (the “Meeting”) of stockholders of Homeland Security Capital Corporation, a Delaware corporation (the “Company”), to be held on Tuesday, July 10, 2007, at 10:00 a.m., local time, at 1005 Glebe Road, Suite 500, Arlington, Virginia 22203, and any postponements or adjournments thereof. The Company is making this proxy solicitation.

ABOUT THE MEETING

What Is The Purpose Of The Meeting?

At the Meeting, stockholders will act upon the matters outlined in the “Notice of Annual Meeting”, which appears as the cover page of this Proxy Statement, including the election of four Directors to serve on the Company’s Board of Directors (the “Board”). The directors will be elected by the affirmative vote of a plurality of the votes cast by the holders of outstanding shares of common stock of the Company, par value $0.001 per share (“Common Stock”).

Who Is Entitled To Vote?

Only stockholders of record on the close of business on May 18, 2007 (the “Record Date”), are entitled to receive notice of the Meeting and to vote the shares of Common Stock that they held on the Record Date at the Meeting, or any postponements or adjournments thereof. Each outstanding share of Common Stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the Meeting by the holders of Common Stock (the “Common Stockholders”). The Common Stockholders vote together as a single class on all matters to be voted upon at the Meeting.

		Total Votes (Number
		of Shares
		Outstanding on
Description of Stock	Number of Votes	Record Date)

Common Stock, par value $0.001 per share	One (1) Vote Per Share	4,175,525,035

Who Can Attend The Meeting?

All Common Stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each Common Stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

What Constitutes A Quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum, permitting the Meeting to conduct its business. As of the Record Date, 4,175,525,035 shares of Common Stock of the Company were outstanding. As such, holders of at least 2,087,762,518 shares of Common Stock (i.e., a majority) must be present at the Meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

How Do I Vote By Proxy?

Follow the instructions on the enclosed Proxy Card to vote on each proposal to be considered at the Meeting. Sign and date the Proxy Card and mail it back to us in the enclosed envelope. You may also vote by Internet or telephone as described in the enclosed Voting Instruction Form. The proxy holders named on the Proxy Card will vote your shares as you instruct. If you sign and return the Proxy Card but do not vote on a proposal, the proxy holders will vote for you on that proposal.

What if I do not specify how my shares are to be voted?

For “Proposal No. 1 — Election of Directors”, if you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board.

For “Proposal No. 2 — Authorization of Reverse Stock Split”, if you submit a proxy but do not indicate any voting instructions, your shares will be counted as a negative vote.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your Proxy Card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

What if other matters come up at the Meeting?

The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting. If other matters are properly presented at the Meeting, the proxy holders will vote your shares as they see fit.

Can I vote in person at the Meeting rather than by completing the Proxy Card?

Although we encourage you to complete and return the Proxy Card to ensure that your vote is counted, you can attend the Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If you hold your shares in “street name” through a broker or other nominee, and you do not tell the nominee by July 3, 2007, how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Meeting. If you intend to vote your street name shares in person at the meeting, you will need to obtain a “Legal Proxy” from your brokerage firm.

How are votes counted?

We will hold the Meeting if holders of a majority of the shares of Common Stock entitled to vote either sign and return their Proxy Cards or attend the Meeting. If you sign and return your Proxy Card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.

Who pays for this proxy solicitation?

The Company will pay all the costs of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials furnished to Common Stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

What vote is required to approve each item?

Election of Directors.  At the meeting, four director-nominees are standing for election to the Board, which (the “Director-Nominees”) will be elected by the affirmative vote of a plurality of the votes cast at the Meeting by the Common Stockholders. This means that the Director-Nominees will be elected if they receive more affirmative votes cast by Common Stockholders than any other person. A properly executed proxy marked “Withheld” with respect to the election of any Director-Nominee will not be voted with respect to such Director-Nominee indicated, although it will be counted for purposes of determining whether there is a quorum.

Reverse Stock Split.  For the approval of an amendment to the Company’s Certificate of Incorporation to authorize a reverse stock split, the affirmative vote of a majority of shares held by Common Stockholders, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Other Matters.  For any other matter that properly comes before the Meeting, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, present in person or represented by proxy and voted at the Meeting, will be required. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What are the Board’s recommendations?

Unless you give other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	For the election of the four Director-Nominees that the Board has recommended; and

•	For the approval of an amendment to the Company’s Certificate of Incorporation to authorize the 1 for 100 reverse stock split.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

STOCKHOLDER PROPOSALS

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

General

Under the Company’s Bylaws, members of the Board are elected at an annual or special meeting of Common Stockholders. Directors are elected by the Common Stockholders of the Company entitled to vote thereon. Members of the Board are elected by a plurality of the votes cast by such Common Stockholders. Elected Directors serve until the next annual or special meeting of the stockholders where their successors have been duly elected and qualified.

The Board currently consists of C. Thomas McMillen, the Honorable Brian C. Griffin, Zev E. Kaplan and Phillip A. McNeill. Mr. McMillen was appointed as a Director and Chairman of the Board, by the Board on August 30, 2005. Mr. Kaplan, Dr. Griffin, and Mr. McNeill are currently serving terms that will expire at the Meeting.

The Board has nominated Mr. McMillen, Dr. Griffin, Mr. Kaplan, and Mr. McNeill as Director-Nominees, and each has consented to serve if elected by the Common Stockholders at the Meeting.

The following summarizes certain information about each Director and Director-Nominee.

Directors Seeking Re-Election

Mr. McMillen, Mr. Kaplan and Mr. McNeill are standing for re-election by the Common Stockholders at the Meeting.

C. Thomas McMillen, President, Chief Executive Officer and Chairman of the Board

Mr. McMillen, age 55, has served as the Company’s Chief Executive Officer and President since August 30, 2005. Mr. McMillen also currently serves as Vice Chairman of Fortress International Group, Inc., a mission critical firm and the successor company to Fortress America Acquisition Corporation, which completed its initial public offering in July 2005. In March 2003, Mr. McMillen co-founded Global Secure Corp., a homeland security company providing integrated products and services for critical incident responders, and served as its Chief Executive Officer until February 2004. From February 2004 until February 2005, Mr. McMillen served as a consultant to Global Secure Corp. From December 2003 to February 2004, Mr. McMillen served as Vice Chairman and Director of Sky Capital Enterprises, Inc., a venture firm, and until February 2005 served as a consultant. From March 2003 to February 2004, Mr. McMillen served as Chairman of Sky Capital Holdings, Ltd, Sky Capital Enterprises’ London stock exchange listed brokerage affiliate. Mr. McMillen has also been Chief Executive Officer of Washington Capital, a merchant bank and one of our stockholders since 2003. Mr. McMillen also served as Chairman of TPF Capital, its predecessor company, from 2001 through 2002. Mr. McMillen has also been an independent consultant throughout his career. Mr. McMillen received a Bachelor of Science in Chemistry from the University of Maryland and a Bachelor and Master of Arts from Oxford University as a Rhodes Scholar.

Zev E. Kaplan, Director

Mr. Kaplan, age 54, is the founder of a law firm concentrating its practice in the areas of transportation, infrastructure, government relations, business and administrative law. Mr. Kaplan is currently General Counsel to Cash Systems Inc., a publicly traded company in the financial services business, a position he has held since March 2005. From April 1995 to the present, Mr. Kaplan has been General Counsel to the Regional Transportation Commission of Southern Nevada, where he played a key policy role in the start-up of the local transit systems and their facilities. In addition, Mr. Kaplan has had a key role in the planning and financing of numerous major public infrastructure projects in Las Vegas. Prior to starting his law firm, Mr. Kaplan spent 15 years in government service in the following capacities: Senior Deputy District Attorney with the Clark County District Attorney’s Office-Civil Division; General Counsel to the Nevada Public Service Commission; and Staff Attorney to the U.S. Senate Committee on Commerce, Science and Transportation. Mr. Kaplan received his J.D. from Southwestern University School of Law and attended Georgetown University for post-graduate legal studies; received an MBA from the

University of Nevada, Las Vegas; and received a B.S. from the Smith School of Business at the University of Maryland in 1974.

Philip A. McNeill, Director

Mr. McNeill, age 47, is a Managing Partner and the Chief Investment Officer of SPP Mezzanine Partners, the General Partner of SPP Mezzanine Funding, LP, a position he has held since November 2003. Prior to forming SPP Mezzanine Partners, Mr. McNeill served as Managing Director of Allied Capital Corporation, where he was co-head of its Private Finance and Mezzanine activities and a member of its Investment Committee. From the time of his appointment as Managing Director in 1998 until he left Allied Capital in 2002, the company grew from approximately $740 million in assets to nearly $2.4 billion. Mr. McNeill joined Allied Capital directly from M&T Capital, the SBIC investment division of M&T Bank, where he was a Vice President of M&T Capital/M&T Bank and an investment professional from 1988 to 1993. Mr. McNeill serves on the Board of Advisors of the National Foundations for Teaching Entrepreneurship for the Greater Washington Region and volunteers to mentor young entrepreneur students in inner-city schools. Mr. McNeill graduated from Syracuse University in 1981 with a B.S. in Business Administration, with concentrations in Accounting, Finance, and Law & Public Policy. Mr. McNeill earned his MBA from Harvard Business School in 1985.

Director-Nominees

The following person is standing for election by the Common Stockholders at the Meeting:

Brian C. Griffin, Director-Nominee

The Honorable Brian C. Griffin has held numerous senior-level positions in both the public and private sectors. Dr. Griffin’s distinguished public service career includes serving as a senior government official under three U.S. Presidents and two Governors. In the private sector, he has served as both the Executive Vice President and General Counsel of Petroleum Investments, Ltd., a New York Stock Exchange listed oil and gas exploration company, and currently serves as Chairman of the Board of Clean Energy Systems, Inc., a privately-held company. Dr. Griffin is a renowned energy and environmental expert. He has lectured around the globe on topics including: (1) conventional and advanced alternative energy technologies; (2) energy utilization and its environmental impacts, and (3) energy security. After many years in Washington, Dr. Griffin returned to Oklahoma where he served two terms as Oklahoma’s Secretary of Environment. During such time, he chaired and was a member of several committees sponsored by the U.S. EPA, U.S. Department of Energy and the Southern States Energy Board. He was a member of the Biomass & Bioenergy Research and Development Federal Advisory Committee sponsored by the U.S. EPA and the U.S. Department of Agriculture. He was a member of the Coal & Advanced Power Systems Committee sponsored by the U.S. Department of Energy and the Southern States Energy Board. In addition, he served as the Chairman of the Interstate Technology and Regulatory Council and was a Representative to the Interstate Oil & Gas Compact Commission. In 2003, he was appointed by President Bush to serve as the Federal Representative to the Southern States Energy Board. Prior to his years in public service, Dr. Griffin was involved in the oil & gas industry and taught energy policy & regulation, as well as energy technology, as an Adjunct Professor in the Graduate School of Business at the University of Oklahoma. Dr. Griffin received his undergraduate degree from Harvard University in 1974 and was selected as a Rhodes Scholar. As a Rhodes Scholar, he attended Oxford University where he received his British law degree. He also holds a U.S. juris doctor degree.

BOARD OF DIRECTORS

Communications with the Board

Stockholders and other interested parties can communicate with the Board by mailing their communications to: Board of Directors, Homeland Security Capital Corporation, 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.

Committees of the Board Of Directors

Nominating Committee.  The Board does not currently have a Nominating Committee. The Board believes that such committee is not necessary at this time because the Board believes that at the present time the full Board should approve all nominations to the Board.

Audit Committee.  Mr. Kaplan and Mr. McNeill serve as members of the Audit Committee. Both are independent members of the Board, and our board has determined that Mr. McNeill satisfies the criteria for an audit committee financial expert under Rule 401(e) of Regulation S-B of the rules of the U.S. Securities and Exchange Commission (the “SEC”). Each Audit Committee member is able to read and understand fundamental financial statements, including our company’s consolidated balance sheet, statement of operations and statement of cash flows. The functions of the Audit Committee are primarily to: (i) provide advice to the Board in selecting, evaluating or replacing outside auditors, (ii) review the fees charged by the outside auditors for audit and non-audit services, (iii) ensure that the outside auditors prepare and deliver annually a Statement as to Independence, (iv) meet with outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall quality of financial reporting, and (v) meet with the outside auditors to discuss the scope of the annual audit and to discuss the audited financial statements. The Audit Committee met 2 times in 2006.

Compensation Committee.  The Board does not currently have a Compensation Committee. The Board believes that such committee is not necessary at this time because the Board believes that at the present time the full Board should approve all compensation matters.

Audit Committee Reports.  Mr. McNeill, a member of the Audit Committee, has reviewed and discussed with our independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB/A for the most recent fiscal year.

Code of Ethics

On March 16, 2004, the Board of Directors of the Company adopted a written Code of Ethics designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to the Code of Ethics. This Code of Ethics has been filed with SEC as an Exhibit to the Company’s Form 10-K for the year ended December 31, 2003.

Director Independence

Dr. Griffin, Mr. Kaplan and Mr. McNeill are independent directors as defined by and pursuant to NASD Rule 4200(a)(15).

Director Compensation

The following table sets forth summary information concerning the total compensation paid to the Company’s non-employee directors in 2006 for services to the Company:

					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid			Incentive Plan	Compensation	All Other
Name	in Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total

Carl J. Rickertsen(1)	$20,000	$0	—	$0	$0	$0	$20,000
Zev E. Kaplan	$20,000	$0	—	$0	$0	$0	$20,000
Philip A. McNeill	$20,000	$0	—	$0	$0	$0	$20,000

(1)	On May 9, 2007, Mr. Rickertsen amicably resigned from the Board of Directors.

Each Director of the Company, except Mr. McMillen, is entitled to receive $5,000 per scheduled board meeting attended. Each Director of the Company will be reimbursed for reasonable expenses incurred in connection with their service on the Board.

Upon election to the Board of Directors on December 30, 2005, Mr. Kaplan, Mr. McNeill and Mr. Rickertsen were granted options to purchase 72,000,000 shares of Common Stock, of which 8,000,000 vested upon their election to the Board, and the remainder vests in 8,000,000 increments at the end of each calendar quarter thereafter. The exercise price for the stock options granted upon election was $.0014 per share, which represents the closing share price on the date of the grant. These options expire 10 years from their grant date. Upon election to the Board of Directors on May 11, 2007, Dr. Griffin was granted options to purchase 72,000,000 shares of Common Stock, which vest in 9,000,000 increments at the end of each calendar quarter thereafter so long as he remains on the Board. The exercise price for the stock options granted upon election was $.0012 per share, which represents the closing share price on the date of the grant. These options expire 10 years from their grant date.

Legal Proceedings

None of the Company’s Directors are involved in legal proceedings which would have a material adverse on the Company.

Required Vote

Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the slate of four Director-Nominees to the Board. These four candidates will be elected as Directors of the Company if they receive more affirmative votes than any other person elected by the Common Stockholders.

Recommendation of the Board

The Board recommends that the Common Stockholders vote “FOR” the election of the four Director-Nominees.

EXECUTIVE OFFICERS AND DIRECTORS

The following sets forth the name, age and positions, of the Company’s executive officers and Directors as of June 5, 2007:

Name	Age	Position	Period Served

C. Thomas McMillen	55	President, Chief	August 30, 2005 to Present
		Executive Officer and
		Chairman of the Board
Michael T. Brigante	52	Chief Financial Officer	May 10, 2007 to Present
Brian C. Griffin	54	Director	May 11, 2007 to Present
Zev E. Kaplan	54	Director	December 30, 2005 to Present
Phillip A. McNeill	47	Director	December 30, 2005 to Present

No Director or officer has been a party to any bankruptcy or receivership proceeding, any criminal proceeding, or has been enjoined from participating in any business, including the securities industry or otherwise during the last five years. Other than Mr. McMillen, no director or officer is a director of any other reporting company.

Officers of the Company

C. Thomas McMillen, President and Chief Executive Officer

Mr. McMillen has served as the Company’s President and Chief Executive Officer since August 30, 2005. See “Election of Directors” for information with respect to Mr. McMillen.

Michael T. Brigante, Chief Financial Officer

On May 10, 2007, Mr. Michael T. Brigante was appointed by the Board to serve as the Chief Financial Officer of the Company. Mr. Brigante is a senior manager with 30 years of diversified financial and accounting experience including the areas of mergers and acquisitions, capital raising, venture capital, cash management, information systems and accounting operations in both public and private companies. From July 2006 until present, Mr. Brigante was the Vice President of Finance of the Company. From January 2003 until June 2006, Mr. Brigante served as their Chief Financial Officer of Sky Capital Enterprises, a venture capital company, and Sky Capital Holdings, a NASD registered broker dealer. From December 1999 until December 2002, Mr. Brigante was the Managing Partner of Pilot Rock Consulting, a diversified financial consulting practice to public and private companies, which he founded. From December 1995 until November 1999, Mr. Brigante served as the Controller (1995-1996) and the Chief Financial Officer (1997-1999) of Complete Wellness Centers, Inc., a publicly held healthcare services company. Prior to his position with Complete Wellness Centers, Inc., Mr. Brigante has also served in a variety of senior financial positions with public and private companies. On September 12, 1997, Mr. Brigante voluntarily surrendered his license to practice public accounting pursuant to a Consent Order with the New Jersey State Board of Accountancy (the “NJ State Board”). On October 19, 2000, the NJ State Board reinstated Mr. Brigante’s license to practice public accounting. Mr. Brigante is a graduate of James Madison University, with a BS degree in accounting and economics and is a Certified Public Accountant.

No Family Relationships

There are no family relationships between any of the Directors or executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”), as amended, requires the Company’s Directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, Directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of reports filed with the Company, it appears that only one required report under Section 16(a) of the 1934 Act was not filed timely for the fiscal year 2006. The Company has been informed that such person is working with counsel to prepare and file the required reports as soon as practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT OF THE COMPANY

The following tables present certain information regarding the beneficial ownership of all shares of Common Stock as of May 18, 2007 for each executive officer and Director of the Company and for each person known to the Company who owns beneficially more than 5% of the outstanding shares of the Company’s Common Stock. The percentage ownership shown in such tables are based upon 4,175,525,035 common shares issued and outstanding at May 18, 2007 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

Principal Stockholders.  The following table sets forth, information with respect of the beneficial ownership as of May 18, 2007, for any person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Common Sock.

		Shares
		Beneficially		Percent
Name and Address	Title of Class	Owned		of Class(1)

Cornell Capital Partners, LP	Common Stock	471,835,000	(2)	11.30%
101 Hudson St Jersey City, NJ 07302

(1)	Applicable percentage of ownership is based on 4,175,525,035 shares of Common Stock outstanding as of May 18, 2007 together with securities convertible or exercisable into shares of Common Stock within 60 days for the stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities that are currently exercisable or exercisable within 60 days of May 18, 2007, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Out of these shares, 50,000,000 shares of Common Stock were acquired as compensation pursuant to a Securities Purchase Agreement, dated February 6, 2006, by and between the Company and Cornell Capital Partners, LP (“Cornell”), pursuant to which the Company issued to Cornell a Convertible Debenture in the amount of $4,000,000, which debenture is convertible into Common Stock. The Company issued an additional $4,000,000 in debentures to Cornell in August 2006, which are also convertible into Common Stock on the same terms and conditions, and an additional $2,750,000 in debentures to Cornell on June 1, 2007, which are also convertible into Common Stock on the same terms and conditions. Cornell also holds warrants to purchase 100,000,000 shares of our Common Stock at a price of $0.01 per share and 80,000,000 shares of our Common Stock at a price of $0.015. In addition, Cornell holds shares of our Series F Preferred Stock convertible into approximately 1,000,000,000 shares of our Common Stock and 1,000,000 shares of our Series G Preferred Stock convertible into 450,000,000 shares of our Common Stock. Cornell cannot convert our debentures, warrants or preferred stock into shares of Common Stock that would cause Cornell to own more than 4.9% of the issued and outstanding Common Stock. The remaining shares of Common Stock beneficially owned by Cornell were acquired from us through various private placement transactions.

Management.  The following table shows the amount of capital stock of the Company beneficially owned by the Company’s directors and executive officers and by all directors and executive officers as a group as of May 18, 2007.

		Shares
		Beneficially		Percent
Name and Address	Title of Class	Owned		of Class

C. Thomas McMillen	Common Stock	1,830,000,000	(1)	38.5%
Michael T. Brigante	Common Stock	28,848,000	(2)	0.7%
Brian C. Griffin	Common Stock	9,000,000	(3)	0.2%
Zev E. Kaplan	Common Stock	56,000,000	(4)	1.4%
Philip A. McNeill	Common Stock	56,000,000	(5)	1.4%
All Officers and Directors as Group	Common Stock	1,979,848,000		40.4%

The applicable percentage of beneficial ownership is based on 4,175,525,035 shares of Common Stock outstanding as of May 18, 2007, together with securities convertible or exercisable into shares of Common Stock within 60 days for each stockholder. Shares of Common Stock subject to securities that are currently exercisable or exercisable within 60 days of May 18, 2007 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership, which is determined in accordance with the rules and regulations of the SEC, means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of our Common Stock. Except as otherwise indicated, the business address for each of the following persons is 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.

(1)	Mr. McMillen owns 1,250,000,000 shares of Common Stock. On August 30, 2005, McMillen was granted option to purchase 580,000,000 shares of Common Stock pursuant to the McMillen Employment Agreement. All of these options have vested.

(2)	Mr. Brigante was granted options to purchase 75,000,000 shares of Common Stock, of which 28,848,000 were beneficially owned on May 18, 2007. The options vest in 5,769,000 increments each calendar quarter.

(3)	Dr. Griffin was granted options to purchase 72,000,000 shares of Common Stock, of which 9,000,000 were beneficially owned on May 18, 2007. The options vest in 9,000,000 increments each calendar quarter.

(4)	Mr. Kaplan was granted options to purchase 72,000,000 shares of Common Stock, of which 56,000,000 were beneficially owned on May 18, 2007. The options vest in 8,000,000 increments each calendar quarter.

(5)	Mr. McNeill was granted options to purchase 72,000,000 shares of Common Stock, of which 56,000,000 were beneficially owned on May 18, 2007. The options vest in 8,000,000 increments each calendar quarter.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary Compensation Table

The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal year ended December 31, 2006.

Nonqualified
						Non-Equity	Deferred	All Other
				Stock	Option	Incentive Plan	Compensation	Annual
Name and Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation(1)	Total

C. Thomas McMillen,
Chairman of the Board, Chief Executive Officer and President	2006	$191,667	$100,000	$0	$0	$0	$0	$5,526	$297,193

(1)	Reflects Company-paid health insurance.

Long-Term Incentive Plans Awards In Last Fiscal Year

The Company did not grant any long-term incentive plan awards in the fiscal year ended December 31, 2006.

Stock Option Plans

The Company established a stock option plan (the “1995 Plan”) in 1995 to provide additional incentives to its officers and employees. Eligible persons are all employees employed on the date of grant. Management may vary the terms, provisions and exercise price of individual options granted, with both incentive stock options and non-qualified options authorized for grant. In 1995, the Board approved the issuance of up to 8,946 options to acquire common shares of which 2,100 were outstanding at December 31, 2002. There were no outstanding options under the 1995 Plan at December 31, 2006.

In 1997, the Company established an additional stock option plan (the “1997 Plan”), under which 10,000 options to acquire shares of Common Stock were reserved for issuance. There were no options to purchase shares of Common Stock outstanding under the 1997 Plan at December 31, 2006. In 2001, the Company established an additional stock option plan (the “2001 Plan”), under which 500,000 options to acquire shares of Common Stock were reserved for issuance. There were no options to purchase shares of Common Stock outstanding under the 2001 Plan at December 31, 2006.

In 2002, the Company established an additional stock option plan (the “2002 Plan”) under which 10,000,000 options to acquire shares of Common Stock were reserved for issuance. There were no options to purchase shares of Common Stock outstanding under the 2002 Plan at December 31, 2006.

The Company has also granted options to members of the Board and to a consultant of the Company which are outside the aforementioned option plans. The exercise price for the stock options granted to the directors and the Consultant were $0.0014 and $0.0017, respectively, which represented the closing share price on the date of grant. These options expire 10 years from their grant date. There were 276,000,000 options issued outside of stock option plans outstanding at December 31, 2006.

On August 29, 2005, the Board adopted the 2005 Plan, under which the Company reserved 720,000,000 shares of Common Stock for issuance. Participants eligible under the 2005 Plan are key employees and non-employee Directors. There were a total of 690,000,000 options outstanding under the 2005 Plan at December 31, 2006.

In connection with his employment by the Company and appointment to the Board on August 29, 2005, Mr. McMillen was previously granted options to purchase 580,000,000 shares of Common Stock (the “McMillen Options”). The McMillen Options vested as follows: (i) options to acquire 116,000,000 shares of Common Stock vested on August 29, 2005, and (ii) options to acquire 116,000,000 additional shares of Common Stock vested at the end of each of the first, second, third and fourth calendar quarters following the initial vesting date. Upon their election to the Board of Directors on December 30, 2005, Mr. Kaplan, Mr. McNeill and Mr. Rickertsen were each granted options to purchase 72,000,000 shares of Common Stock, of which 8,000,000 vested upon their election to the Board, and the remainder vests in 8,000,000 increments at the end of each calendar quarter thereafter (the “December 2005 Options”). Upon his election to the Board of Directors on May 11, 2007, Dr. Griffin was granted options to purchase 72,000,000 shares of Common Stock, which will vest in 9,000,000 increments at the end of each calendar quarter. In connection with his employment by the Company as Chief Financial Officer on May 15, 2007, Mr. Brigante was granted options to purchase 51,921,000 shares of Common Stock, which will vest in 5,769,000 increments at the end of each calendar quarter thereafter.

Employment Contracts

On August 29, 2005, the Company and Mr. McMillen entered into and employment agreement (the “McMillen Employment Agreement”) whereby the Company hired Mr. McMillen to serve as its Chief Executive Officer and President for a term of two years, and renewable by mutual agreement of the Company and Mr. McMillen. Mr. McMillen’s initial annual salary under this agreement was $120,000 with the possibility of a performance bonus. Pursuant to the McMillen Employment Agreement, McMillen was awarded options to acquire a total of 580,000,000 shares of Common Stock as described above. Mr. McMillen also received a sign-on bonus of $125,000.

On May 15, 2007, the Company and Mr. Brigante entered into an employment agreement (the “Brigante Employment Agreement”) whereby the Company hired Mr. Brigante to serve as its Chief Financial Officer for a term of three years, with automatic successive one-year renewals unless terminated by the Company or Mr. Brigante three months prior to the expiration of the then-current term. Mr. Brigante’s initial annual salary under this agreement is $190,000 with the possibility of a performance bonus. Pursuant to the Brigante Employment Agreement, Mr. Brigante was awarded options to acquire a total of 51,921,000 shares of Common Stock as described above. Mr. Brigante also received a sign-on bonus of $5,000.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
			Equity					Awards:	Payout
			Incentive Plan				Market	Number of	Value of
			Awards:			Number	Value of	Unearned	Unearned
	Number of	Number of	Number of			of Shares	Shares or	Shares,	Shares,
	Securities	Securities	Securities	Option		or Units	Units of	Units or	Units or
	Underlying	Underlying	Underlying	Exercise		of Stock	Stock	Other	Other
	Unexercised	Unexercised	Unexercised	Price	Option	That	That	Rights That	Rights That
	Options	Options (#)	Unearned	($ per	Expiration	Have Not	Have	Have Not	Have Not
Name	(#) Exercisable	Unexercisable	Options (#)	share)	Date	Vested (#)	Not Vested ($)	Vested (#)	Vested ($)

C. Thomas McMillen
Chief Executive Officer and President	580,000,000	0	—	$.0.0008	8/29/2015	—	—	—	—

Certain Relationships and Related Transactions

On June 7, 2005, Washington Capital Advisors (“Washington Capital”), a private equity firm owned by McMillen, and Global Defense Corp. executed a lease with Cambridge Associates LLC for the Company’s current office space located at 4100 North Fairfax Drive, Suite 1150, Arlington, VA 22203-1664. McMillen served as Chairman of the Board and Chief Executive Officer of Global Defense Corp. until July 2005, when he stepped down as CEO. Washington Capital leased the equipment and provided it and the space to Fortress America Acquisition Corporation with a separate sublease arrangement that started July 2005. The Company moved in the current office space on September 1, 2005 and did not pay any rent because of BDC limitations on doing business with affiliates. On March 1, 2006, Global Defense Corp. assigned its interest in the lease to us with Washington Capital’s approval. On March 1, 2006, the Company started paying a monthly rent (which includes utilities, furniture and equipment) in the amount of $4,600 to Cambridge Associates LLC.

The Company leases approximately 8,208 and 3,075 square feet of office and warehouse space from Bridgestone Capital, LLC (“Bridgestone”) at 10125 S. 52nd Street, Franklin, WI 53132 which serves, respectively, as the administrative offices for two of our subsidiaries, Security Holding Corp. (“SHC”) and SecurityInc LLC (“SI”). Included in the leases are furniture and equipment. Bridgestone is owned by Joel Konicek and Jim Peroutka, the CEO and Chief Technical Officer, respectively, of SHC. Lease payments were $6,294 and $3,250 per month, respectively. SHC and SI’s lease expires December 31, 2009.

On April 2, 2007, Cyberlynk, Inc. was sold to Bridgestone for $350,000 in cash and 275,000 shares of the common stock of SHC held by Joel Konicek and Jim Peroutka.

Joel Konicek and James Peroutka, the CEO and Chief Technical Officer, respectively, of SHC, own 100% of the capital stock of Accuteck, Inc. and Accuteck, Inc. owns 67% of the capital stock of Innovative Control Systems, Inc. (“ICS”). In January 2006, SHC entered into an exclusive licensing agreement with ICS that entitles ICS to exclusive intellectual property rights, including all patents and patent applications, know-how, utility models, rights in industrial designs, trademarks and service marks, covering a specialized line of radio frequency identification products tags and readers. The license requires payment by ICS of a royalty based on a percentage of its or its sublicensees’ net sales of products derived from the technology covered by the licensing agreement. In July 2005, the Company entered into an exclusive licensing agreement with Accuteck, LLC that entitles the Company to the sole license of the know-how, all processes and trademarks which relate to the products sold by the Company designated SDC, TAG and READER which have been or will be developed by or in conjunction with related group companies and contractors. In consideration of the payment of $180,000, the Company received a perpetual, exclusive, transferable, assignable right and license with the right to grant sublicenses of the know-how to manufacture the products.

On August 21, 2006, SHC issued 3-year unsecured promissory notes to Joel Konicek and Jim Peroutka, the CEO and Chief Technical Officer, respectively, of SHC. The principal amount of each of these notes is $166,667 and the notes bear interest at 8%. Payments on the notes are due monthly.

On February 6, 2006, we entered into an Investment Agreement with Cornell, a principal stockholder of the Company, pursuant to which we exchanged 1,000,000 shares of our Series G Convertible Preferred Stock (the “Series G Stock”) for 450,000,000 shares of our Common Stock held by Cornell. Each share of Series G Stock is convertible, at the discretion of Cornell, into 450 shares of Common Stock. The holders of the Series G Stock are not entitled to receive any dividends. As of May 18, 2006, none of the Series G Stock had been converted into shares of Common Stock. The issuance of the Series G Stock is intended to be exempt from registration by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, based on the Company’s belief that the issuance of the Series G Stock did not involve a public offering, as all of the purchasers were “accredited” investors and no general solicitation was involved in the offering.

On February 6, 2006, we entered into a Securities Purchase Agreement with Cornell pursuant to which we sold secured convertible debentures (the “February Debentures”) in the amount of $4,000,000. The February Debentures are convertible into Common Stock at a conversion price equal to the lesser of (1) $0.01 or (2) a ten percent discount to the lowest daily volume weighted average price of the Common Stock for the thirty days preceding conversion. The February Debentures bear interest at 10% per annum and the maturity date is February 6, 2009. The issuance and sale of the Debentures is intended to be exempt from registration by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, based on the Company’s belief that the offer and sale of the Debentures did not involve a public offering, as the purchaser was an “accredited” investor and no general solicitation was involved in the offering. In connection with the issuance of the February Debentures, we issued 50,000,000 shares of Common Stock to Cornell as fees. The issuance of these shares is intended to be exempt from registration by virtue of Section 4(2) of the Securities Act.

On August 21, 2006, we entered into a Securities Purchase Agreement with Cornell pursuant to which we sold secured convertible debentures (the “August Debentures”) in the amount of $4,000,000. The August Debentures are convertible into Common Stock at a conversion price equal to the lesser of (1) $0.01 or (2) a ten percent discount to the lowest daily volume weighted average price of the Common Stock for the thirty days preceding conversion. The August Debentures bear interest at 10% per annum and the maturity date is August 21, 2009. The issuance and sale of the Debentures is intended to be exempt from registration by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, based on the Company’s belief that the offer and sale of the Debentures did not involve a public offering, as the purchaser was an “accredited” investor and no general solicitation was involved in the offering. In connection with the sale of the August Debentures, we issued to Cornell a warrant to purchase

100,000,000 shares of Common Stock. The warrant has an exercise price equal to $0.01 (subject to certain adjustments as set forth therein) and has a term that expires on August 20, 2011. This issuance was made in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act.

On June 1, 2007, we entered into a Securities Purchase Agreement with Cornell pursuant to which we sold secured convertible debentures (the “May Debentures”) in the amount of $2,750,000. The May Debentures are convertible into Common Stock at a conversion price equal to the lesser of (1) $0.004 or (2) a ten percent discount to the lowest daily volume weighted average price of the Common Stock for the thirty days preceding conversion. The May Debentures bear interest at 12% per annum and the maturity date is June 1, 2010. The issuance and sale of the Debentures is intended to be exempt from registration by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, based on the Company’s belief that the offer and sale of the Debentures did not involve a public offering, as the purchaser was an “accredited” investor and no general solicitation was involved in the offering. In connection with the sale of the May Debentures, we issued to Cornell a warrant to purchase 80,000,000 shares of Common Stock. The warrant has an exercise price equal to $0.0015 (subject to certain adjustments as set forth therein) and has a term that expires on May 31, 2012. This issuance was made in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act.

The Company believes that each of the above referenced transactions was made on terms no less favorable than could have been obtained from an unaffiliated third party. Furthermore, any future transactions or loans between the Company and officers, directors, principal stockholders or affiliates, and any forgiveness of such loans, will be on terms no less favorable to the Company than could be obtained from an unaffiliated third party, and will be approved by a majority of the Company’s directors, including a majority of our independent and disinterested directors who have access at the Company’s expense to the Company’s legal counsel.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2006, concerning the Company’s equity compensation plans:

	Number of
	securities to be	Weighted
	issued upon	average exercise	Number of
	exercise of	price of	securities
	outstanding	outstanding	remaining
	options,	options, warrants	available for
Plan category	warrants and rights	and rights	future issuance

Equity compensation plans approved by security holders	690,000,000	$0.00092	30,000,000	(1)
Equity compensation plans not approved by security holders(2)	276,000,000	$0.00147	—
Total	966,000,000	$0.00108	30,000,000

(1)	Available for issuance pursuant to the Company’s 2005 Stock Option Plan (the “2005 Plan”).

(2)	Includes non-qualified options to purchase Common Stock issued to each of our non-employee directors and one consultant.

PROPOSAL NO. 2 — AUTHORIZATION OF REVERSE STOCK SPLIT

General

As of May 18, 2007, we had 4,175,525,035 shares of our Common Stock outstanding and an additional 1,258,000,000 shares of Common Stock reserved for issuance upon the exercise of outstanding options and warrants. The large number of shares of Common Stock outstanding combined with our low share price makes our Common Stock unattractive to investors. We believe that a reverse stock split will have the effect of increasing both the visibility and marketability of our stock to potential new investors.

In addition, a reverse stock split may make it possible to obtain listing of our Common Stock on a national securities exchange. The last closing price of our Common Stock on June 1, 2007 was $0.0013 per share. Generally speaking, we will not be able to obtain a listing for our Common Stock on a national securities exchange, including the Nasdaq, unless the per share price of our Common Stock is significantly higher that current market prices. If we effect a reverse split, the trading price of our Common Stock immediately prior to the effective time of such split will be proportionately increased following the reverse split.

Our Board has adopted a resolution seeking authorization of our Common Stockholders to amend our Certificate of Incorporation to effect a combination, or reverse split, of our Common Stock at a ratio of 1-for-100. If this proposal is approved by our Common Stockholders at the Annual Meeting, we may effect the reverse stock split, if ever, within one year after the Annual Meeting. If we determine to effect a reverse split, we will file an amendment to our Certificate of Incorporation, as set forth in Exhibit A, with the Secretary of State of Delaware which will provide that our shares of Common Stock then issued and outstanding will be combined at a ratio of 1-for-100. The reverse split will reduce number of authorized shares of Common Stock from 20,000,000,000 to 200,000,000 but will not change the par value of our Common Stock. Except for any changes resulting from the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately after the reverse stock split as such stockholder did immediately prior to the reverse stock split. We may abandon the proposed stock split if our Board deems it advisable.

Certain Disadvantages Associated With the Reverse Stock Split

There can be no assurance that the total market capitalization of our Common Stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of our Common Stock following the reverse stock split will either exceed or remain higher than the current per share market price. There can be no assurance that the market price per new share of our Common Stock after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of our Common Stock outstanding before the reverse stock split. For example, based on the market price of our Common Stock on June 1, 2007 of $0.0013 per share, following a 1-for-100 reverse split there can be no assurance that the post-split market price of our Common Stock would be $0.13 per share or greater. Accordingly, the total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

A decline in the market price for our Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our Common Stock could be adversely affected following a reverse stock split.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If a reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s Common Stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

Corporate Matters.  If our Common Stockholders approve this Proposal 2 authorizing a reverse stock split at a ratio of 1-for-100, the reverse stock split would have the following effects:

•	every 100 shares of Common Stock outstanding prior to the effective time of the reverse split would be automatically combined into one share of Common Stock;

•	the total number of authorized shares of Common Stock will be reduced proportionately based on the 1-for-100 split ratio;

•	the number of shares of our Common Stock issued and outstanding will be reduced proportionately based on the 1-for-100 split ratio;

•	based on the 1-for-100 ratio, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options, convertible debentures and warrants entitling the holders thereof to purchase shares of our Common Stock, which will result in approximately the same aggregate price being required to be paid for such options, convertible debentures or warrants upon exercise of such options, convertible debentures or warrants immediately preceding the reverse stock split; and

•	the number of shares reserved for issuance under our existing stock option plans will be reduced proportionately based on the 1-for-100 split ratio.

When effected, the reverse stock split will be effected simultaneously for all of our Common Stock and the ratio will be the same for all of our Common Stock. The reverse stock split will affect all of our Common Stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except to the extent that the reverse stock split results in any of our Common Stockholders owning a fractional share. As described below, Common Stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments would reduce the number of post-split Common Stockholders to the extent there are Common Stockholders presently holding fewer than 100 shares. This, however, is not the purpose for which we are effecting the reverse stock split. Common Stock outstanding following the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares.  No scrip or fractional certificates will be issued in connection with any reverse stock split. Common Stockholders who otherwise would be entitled to receive fractional shares because they hold, as of a date prior to the effective time of the reverse split, a number of shares of our Common Stock not evenly divisible by the split ratio selected by the Board will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of our Common Stock on the day immediately prior to the effective time of the reverse stock split, as reported on the OTC Bulletin Board. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefore as described herein.

Common Stockholders should be aware that, under the escheat laws of the various jurisdictions where our Common Stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, Common Stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

If approved and effected, the reverse stock split will result in some Common Stockholders owning “odd lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Accounting Matters.  Any reverse stock split would not affect the par value of our Common Stock, which is $.001 per share. As a result, as of the effective time of any reverse stock split, the stated capital on our balance sheet attributable to our Common Stock will be reduced proportionately based on the applicable split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be restated because there will be fewer shares of Common Stock outstanding.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

In order to effect a reverse split, we will file an amendment to our Certificate of Incorporation with the Secretary of State of Delaware to amend our existing Certificate of Incorporation. The reverse stock split will become effective at the time specified in the amendment, which is referred to below as the “effective time.” Beginning at the effective time, each certificate representing shares of Common Stock prior to the effective time of the reverse split will be deemed for all corporate purposes to evidence ownership of resulting combined number of shares following such reverse split. The text of the amendment to effect the reverse stock split will be in substantially the form attached hereto as Exhibit A; provided, however, that the form of amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time as determined by the Board.

As soon as practicable after the effective time, Common Stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split common shares will be asked to surrender to the exchange agent certificates representing such shares in exchange for certificates representing post-split shares of Common Stock in accordance with the procedures to be set forth in the letter of transmittal that we send to our Common Stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any pre-split share certificates submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for certificates representing post-split shares. COMMON STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our Common Stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide Common Stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares of Common Stock were, and the post-split shares of Common Stock will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of certificates representing pre-split shares for post-split shares pursuant to the reverse stock split. The aggregate tax basis of the post-split shares received in the reverse stock split (including any fraction of a post-split share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-split shares exchanged therefore. In general, Common Stockholders who receive cash in exchange for their fractional share interests in the post-split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder’s holding period for the post-split shares will include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Required Vote

The affirmative vote of the holders of a majority of all outstanding shares of Common Stock is required for approval of this proposal.

Recommendation of the Board

The Board recommends that the Common Stockholders vote “FOR” reverse stock split.

MANNER IN WHICH THE PROXIES WILL BE SOLICITED AND VOTED

The cost of soliciting proxies will be borne by the Company. Officers and regular associates of the Company may, but without compensation other than their regular compensation, solicit proxies by additional mailings, personal conversations, telephone, facsimile, or electronically. We have hired Advantage Proxy, a proxy solicitation firm, to assist us in soliciting proxies for a fee of $5,000 plus reasonable expenses. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the Company’s common stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing and tabulating the proxies.

Management knows of no other matter that may come up for action at the Annual Meeting. However, if any other matter properly comes before the meeting, the proxies named on the enclosed proxy will vote in accordance with their judgment upon such matter. Individual proxies will be counted by Broadridge Financial Solutions, Inc. in an effort to ensure the confidentiality and anonymity of each stockholder’s votes. Whether or not you expect to be present at the meeting, you are urged to vote your proxy by telephone, Internet, or if you have received your proxy materials by mail, to sign, date and promptly mail in your proxy card.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

In order for stockholder business to be included in the Company’s Proxy Statement for the next Annual Meeting or properly brought before that meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company. A stockholder proposal for the 2008 Annual Meeting must be received at the Company’s principal executive offices at 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia, 22203 by no later than 120 calendar days before the date on which the Company’s proxy materials are released to stockholders in connection with such Annual Meeting, which the Company expects will occur on July 9, 2008, to be considered timely. Inclusion of stockholder proposals in the Company’s Proxy Statement for a meeting also requires satisfaction of certain conditions established by the Commission.

OTHER MATTERS

The Board knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting said proxies. It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Meeting other than the items referred to above. If any other matter is properly brought before the Meeting for action by stockholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendations of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Independent Registered Accounting Firm; Presence at Meeting

The firm of HJ & Associates (“HJ&A”) served as the Company’s Independent Registered Accounting Firm for the fiscal year ended December 31, 2006. HJ&A also audited the Company’s annual financial statements for the year ended December 31, 2005. The Company will retain HJ&A as its Independent Registered Accounting Firm for fiscal year 2007.

Audit Fees

The aggregate fees billed by HJ&A for professional services rendered were approximately $153,000 for the audit of the Company’s annual financial statements for the year ended December 31, 2006 and the reviews of the financial statements included in the Company’s Forms 10-QSB for that fiscal year and $29,643 for the audit of the Company’s annual financial statements for the year ended December 31, 2005 and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year.

Audit Related Fees

During the years ended December 31, 2005 and December 31, 2006, HJ&A billed the Company an aggregate of $0 for services other than those described above under the caption “Audit Fees.”

Tax Fees

During the years ended December 31, 2005 and December 31, 2006, HJ&A billed the Company an aggregate of $0 for tax fees.

Financial Information Systems Design and Implementation Fees

None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2006.

All Other Fees

Other than the services described above under the captions “Audit Fees,” “Audit Related Fees,” “Tax Fees” and “Financial Information Systems Design and Implementation Fees,” there were no other fees billed for services rendered by the principal accountants for the years ended December 31, 2005 and December 31, 2006.

Incorporation by Reference of Certain Financial Information; Form 10-KSB/A For Fiscal Year Ended December 31, 2006; Form 10-QSB For Fiscal Quarter Ended March 31, 2007

Certain financial and other information required pursuant to Item 13 of the Federal Proxy Rules is incorporated by reference to the Company’s Form 10-KSB/A for the fiscal year ended December 31, 2006 and Form 10-QSB for the fiscal quarter ended March 31, 2007, copies of which are being mailed to stockholders with this Proxy Statement. You may also obtain additional copies of this document by writing to the Company’s Corporate Secretary, 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.

In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Proxy Statement will include a manually signed copy of the accountant’s report.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the 1934 Act and files reports and other information with the SEC. Such reports and other information filed by the company may be inspected and copied at the SEC’s public reference room at One Station Place, 100 F Street NE, Washington, DC 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago Illinois. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings, including this Proxy Statement, are also available to you on the SEC’s website at www.sec.gov.

By Order of the Board of Directors,

C. Thomas McMillen
President and Chief Executive Officer

Arlington, Virginia
Date: June 5, 2007

EXHIBIT A

FORM OF CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
HOMELAND SECURITY CAPITAL CORPORATION

The Corporation organized and existing under and by virtue of the Delaware General Corporation Law (“DGCL”) does hereby certify:

FIRST:  That at a meeting of the Directors of Homeland Security Capital Corporation, resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling for a vote of the stockholders of said Corporation for consideration thereof at the next annual meeting of stockholders. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation shall be amended by changing Article FOURTH thereof such that, as amended, said Article shall be and read as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation shall be amended by deleting first sentence of Article FOURTH thereof in its entirety and replacing it with the following provision, so that, as amended, said first sentence of Article FOURTH shall read in its entirety as follows:

The total number of shares of capital stock that the Corporation has authority to issue is (i) two hundred million (200,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”); and (ii) three million (3,000,000) shares of Preferred Stock with a par value of $0.01 per share (the “Designated Preferred Stock”).

RESOLVED, that the Certificate of Incorporation of the Corporation shall be amended by adding at the following at end of the first sentence of Article FOURTH thereof:

Effective as of the close of business on the day that the Certificate of Amendment which contains this provision is filed with the Office of the Secretary of State of the State of Delaware (the ”Effective Time”), each one hundred (100) shares of Common Stock issued and outstanding at such time (”Existing Common Stock”) shall be and hereby are automatically reclassified and changed into one share of Common Stock (”New Common Stock”), provided that no fractional shares of New Common Stock shall be issued, and in lieu of a fractional share of New Common Stock to which any holder is entitled, such holder shall receive a cash payment in an amount to be determined by multiplying the fractional share by the fair market value of a share of New Common Stock at the Effective Time (the ”Reverse Split”). From and after the Effective Time, the term ”New Common Stock” as used in this Article IV shall mean Common Stock as provided in this Certificate of Incorporation. The par value of the New Common Stock shall be $0.001 per share.

SECOND:  That thereafter, the annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH:  That the capital of the Corporation shall not be reduced under or by reason of said amendments.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this           th day of          , 2007.

By:
President and Chief Executive Officer

A-1

PROXY CARD
HOMELAND SECURITY CAPITAL CORPORATION
1005 North Glebe Road, Suite 500
Arlington, Virginia 22201
     The undersigned hereby appoints C. Thomas McMillen (or any substitute as he may appoint), as proxy, to represent the undersigned and to vote all shares of common stock of Homeland Security Capital Corporation, a Delaware corporation (the “Company”), which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of stockholders to be held on Tuesday July 10, 2007 at 10:00 a.m., local time (the “Meeting”) at the address shown above, or any adjournment or postponement thereof, upon all matters coming before the Meeting.
1. ELECTION OF DIRECTORS: The election of four directors: C. Thomas McMillen, Hon. Brian C. Griffin, Zev E. Kaplan and Phillip A. McNeill to hold office until the next annual or special meeting of stockholders following their election or appointment where their successors have been duly elected and qualified.

FOR ALL nominees listed above ☐	WITHHOLD AUTHORITY to vote For All nominees listed above ☐	FOR ALL, EXCEPT ☐ to withhold authority to vote, mark “For All Except” and write the Nominee’s name on the line below

2. AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE REVERSE STOCK SPLIT: To approve an amendment to the Company’s Certificate of Incorporation to authorize a 1 share for 100 shares reverse spilt of the Company’s common stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, the proxy will be voted for Proposals 1 and 2 above.

DATED:	, 2007

Signature

Signature if held jointly

Please date, print and sign your name above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.